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                                                                   EXHIBIT 10.11

                               FIRST AMENDMENT TO
                         SECURITIES PURCHASE AGREEMENT




         FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of March 31, 1995 executed by EDUCATIONAL MEDICAL, INC., a Delaware corporation (the "Company") and the parties named in Schedule I attached to this Amendment.

                             PRELIMINARY STATEMENT

         WHEREAS, the Trust for Defined Benefit Plan of ICI American Holdings, Inc. and Fuelship & Company, its Registered Nominee, the holder of the Company's Warrant No. R-001 dated July 16, 1991 and the Payee under the 13% Senior Subordinated Note dated July 23, 1991 in the original principal sum of $497,000.00 executed by the Company and the Payee under the 13% Senior Subordinated Note dated July 23, 1991 in the original principal sum of $603,000.00 executed by the Company, the State Employees' Retirement Fund of the State of Delaware and NAP & Company, its Registered Nominee, the holder of the Company's Warrant No. R-002 dated July 16, 1991 and the Payee under the 13% Senior Subordinated Note dated July 16, 1991 in the original principal sum of $2,900,000.00 executed by the Company, and the Company desire to amend the Educational Medical, Inc. Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of July 23, 1991 to add a new clause to Section 13G of the Securities Purchase Agreement.

         NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the undersigned parties agree to amend Section 13G of the Securities Purchase Agreement to read as follows:

                 "13G. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of (i) the issuance of the Securities pursuant to this Agreement; (ii) the issuance of shares of capital stock of the Company upon exercise of the Warrants; (iii) the issuance of up to 1,020,000 shares of Common Stock upon conversion of the Company's Cumulative Convertible Preferred Stock issued and outstanding as of the Closing Date; (iv) the issuance of shares of Common Stock upon the exercise of existing stock options granted prior to the Closing and the issuance of shares of Common Stock after the Closing to employees, consultants or directors (and the grant of options therefor) so long as such shares in the aggregate do not exceed at any time 10% of the total number of shares of the
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                 Company's Common Stock on a fully diluted basis (as adjusted for stock splits, stock dividends, reclassifications, recharacterizations or similar events) and the exercise price of the options is equal to or greater than the then Exercise Price; and (v) any and all Common Stock issued upon exercise of the Stock Purchase Warrant dated as of March 31, 1995 between the Company and Sirrom Capital Corporation. If an option to an employee, director or consultant shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall again be available for subsequent option grants and such shares shall be considered as having been issued only one time."

         Except as specifically amended hereby, all provisions of the Securities Purchase Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned parties have caused this First Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        EDUCATIONAL MEDICAL, INC.



                                        By:
                                           -------------------------------------
                                           Authorized Signatory


                                        STATE EMPLOYEES' RETIREMENT FUND OF THE
                                        STATE OF DELAWARE AND NAP & COMPANY,
                                        ITS REGISTERED NOMINEE

                                        By:     Pecks Management Partners Ltd.,
                                                Its Investment Adviser


                                                By:
                                                    ----------------------------
                                                    Robert J. Cresci, Managing
                                                    Director


                                        TRUST FOR DEFINED BENEFIT PLAN OF ICI
                                        AMERICAN HOLDINGS, INC. AND FUELSHIP &
                                        COMPANY, ITS REGISTERED NOMINEE

                                        By:     Pecks Management Partners Ltd.,
                                                Its Investment Adviser



                                                By:
                                                    --------------------------
                                                    Robert J. Cresci, Managing
                                                    Director




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                                        TRUST FOR DEFINED BENEFIT PLAN OF ICI
                                        AMERICAN HOLDINGS, INC. AND FUELSHIP &
                                        COMPANY, ITS REGISTERED NOMINEE

                                        By:     Pecks Management Partners Ltd.,
                                                Its Investment Adviser



                                                By:
                                                    --------------------------
                                                    Robert J. Cresci, Managing
                                                    Director




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